                                 Merisel, Inc.
                          Management Incentive Program
                                      1993


Purpose
- -------

     To incent and reward Associates to contribute to the Company achieving its Short-Term Corporate Objectives (less than one year).

Eligible Participants
- ---------------------

     Any Associate who can have a measurable impact on the Company's quarterly earnings per share.

     Interpretation:
     ---------------

     Corporate:     Chief Executive Officer, Senior Vice Presidents, Vice
                    Presidents and Directors

     Domestic
     Operation:     President, Vice Presidents reporting to the President and
                    their direct reports

     International
     Companies:     Any regional or Company Managing Director/President
                    whose net sales exceed 10% of the Company's
                    Consolidated Net Sales

Form
- ----

     Cash bonus, paid quarterly based on achievement as follows:

                                               Approximate                               WEIGHTING
                                              Percentage of           Unit              Cost Center          Priority
                                                  Base             Net Income              Budget              Task
                                              -------------        ----------           -----------          --------

          Corporate
          ---------
Chief Executive Officer...................       60%                 100%                  -0-                -0-
SVP, MIS..................................       35%                  50%                  25%                25%
SVP, OPS; MD Pac. Region and Latin
  America.................................       35%                  70%                  15%                15%
SVP, Finance..............................       35%                  70%                  -0-                30%
VP, Treasurer.............................       35%                  50%                  25%                25%


                                          Approximate                     WEIGHTING
                                         Percentage of       Unit        Cost Center    Priority
        Domestic Operation                   Base         Net Income       Budget         Task
        ------------------               -------------    ----------     -----------    --------
President......................               35%            100%            -0-           -0-
Vice Presidents reporting
       to President............               25%             50%            25%           25%
Directors......................               25%             50%            25%           25%
International Operations:
- ------------------------
MD Europe......................               35%             70%            -0-           30%
President Canada...............               50%             70%            -0-           30%

For the Net Income portion, the following Formula will be applied:

                               Net Income                   Payment as a %
                           % of Operating Plan                 of Target
                           -------------------              --------------
                           equal to or greater                  150%
                           than 120%

                           equal to or greater                  125%
                           than 110% less than 120%

                           equal to or greater
                           than 100% less than 110%             100%

                           greater than 80% less
                           than 100%                             50%

                           equal to or greater
                           than 80%                              -0-


For the Cost Center Budget Portion, the following Pro Rata will be applied:

                               Expense as %                    Payout as %
                                of Budget                       of Target
                              --------------                  -----------
                           equal to or greater
                           than 100%                             100%

                           equal to or greater
                           than 105% less than 100%               50%

                           greater than 105%                      -0-


Merisel Associates who qualify for this MIP are to have Priority Tasks with quarter-end milestones. Generally, such Management Associate has 5 - 10 Priority Tasks. For the Priority Tasks portion, the percentage of milestones achieved will be applied to the portion of the quarterly bonus related to Priority Tasks.

Finally, Associates must be employed at date of payment to be eligible to receive this bonus.